Exhibit 10.1












                             LOAN SALE AGREEMENT
                         dated as of November 1, 1997


                                by and between


                          FIRSTPLUS FINANCIAL, INC.
                                   (Seller)


                                     and


                       FIRSTPLUS INVESTMENT CORPORATION
                                 (Purchaser)



               FIRSTPLUS Asset Backed Securities, Series 1997-4





     This Loan Sale Agreement, dated as of November 1, 1997 (the
"Agreement"), is made and entered into by and between FIRSTPLUS Investment Corporation, as purchaser (together with its successors and assigns, the "Purchaser"), and FIRSTPLUS Financial, Inc., as seller (together with its successors and assigns, "FFI").

                             W I T N E S S E T H:

     WHEREAS, FFI is engaged in the business of underwriting, originating or acquiring property improvement and debt consolidation loans secured by mortgages on residential property;

     WHEREAS, FFI desires to sell to Purchaser and Purchaser desires to purchase from FFI on a whole loan basis the Initial Home Loans and all monies due and to become due thereunder after October 31, 1997;

     WHEREAS, FFI desires to sell to Purchaser and Purchaser desires to purchase from FFI on a whole loan basis the Subsequent Home Loans and all monies due and to become due thereunder after the related Cut-Off Date;

     WHEREAS, FFI desires to sell to Purchaser and Purchaser desires to purchase from FFI all right, title and interest of FFI in and to the obligations of each Seller of a Home Loan pursuant to each Loan Sale Agreement in which FFI acquired any Home Loan and all right, title and interest of FFI in and to the rights and obligations of each Subservicer, pursuant to any Subservicing Agreement; and

     WHEREAS, Purchaser intends to transfer the Home Loans and the rights, titles and interest described above to FIRSTPLUS Home Loan Owner Trust 1997-4 (the "Issuer" or the "Trust") in order to facilitate the issuance by the Trust of a series of asset backed notes (the "Asset Backed Securities").

     Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Sale and Servicing Agreement stated as of November 1, 1997, among the Seller, at Transferor and Servicer, the Purchaser, as Seller, FIRSTPLUS Home Loan Owner Trust 1997-4, as Issuer and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee.

     NOW, THEREFORE, in consideration of these premises and of the mutual agreements herein set forth, Purchaser and FFI each agree as follows:

     Section 1.  Representations and Warranties.  FFI hereby represents
                 ------------------------------
and warrants to the Purchaser and the Issuer, with respect to each Subsequent Home Loan, as of the applicable Subsequent Transfer Date; and with respect to each Initial Home Loan, as of the date hereof (each, a "Closing Date"), and with respect to itself, as follows:

     (a)  Home Loan Information.  The information with respect to each
          ---------------------
Home Loan set forth in the Home Loan Schedule is true and correct in all material respects as of the applicable Cut-Off Date.

     (b)  Delivery of Home Loan Documents.  All of the original or
          -------------------------------
certified documentation required to be delivered to the Indenture Trustee or to the Custodian on or prior to the Closing Date or the Subsequent Transfer Date, as applicable, or as otherwise provided in this Agreement, has or will be so delivered.

     (c)  Payments Current.  As of the applicable Cut-Off Date, none of
          ----------------
the Initial Home Loans are more than 29 days contractually delinquent, based on the terms under which the related Mortgages and Debt Instruments have been made. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the related Obligor, directly or indirectly, for the payment of any amount required by any Home Loan.

     (d)  No Waiver or Modification.  The terms of each Debt Instrument
          -------------------------
and Mortgage, have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the Indenture Trustee's Home Loan File and no provision of any Mortgage or Debt Instrument has been "whited out" or erased unless such modification has been initialed by each of the parties to the related Home Loan. No instrument of waiver, alteration, modification or assumption has been executed except for the instruments that are part of the Indenture Trustee's Home Loan File and the terms of which are reflected in the Indenture Trustee's Home Loan File.

     (e)  No Defenses.  No Debt Instrument or Mortgage is subject to any
          -----------
claim, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Debt Instrument or Mortgage or the exercise of any right thereunder, render such Debt Instrument or Mortgage unenforceable, in whole or in part, or subject to any claim, right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such claim, right of rescission, set-off, counterclaim or defense has been asserted in any proceeding or was asserted in any state or federal bankruptcy or insolvency proceeding at the time the related Home Loan was originated.

     (f)  Compliance with Laws; Relief Act Matters.  Any and all
          ----------------------------------------
requirements of any federal, state or local law applicable to each Home Loan have been complied with including, without limitation, all licensing, real estate settlement procedures act, consumer, usury, truth-in-lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Home Loan. Each Home Loan was originated in compliance with all applicable laws and no fraud or misrepresentation was committed by any Person in connection therewith. No relief has been requested by or allowed to an Obligor under the Soldiers' and Sailors' Civil Relief Act of 1940.

     (g)  No Satisfaction or Release of Lien.  No Mortgage has been
          ----------------------------------
satisfied, canceled, subordinated or rescinded, in whole or in part. No Mortgaged Property has been released from the lien of the related Mortgage in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission, other than the subordination of the lien of such Mortgage securing a Home Loan with respect to a Superior Lien on such Mortgaged Property in connection with the refinancing of the mortgage loan relating to such Superior Lien.

     (h)  Valid Lien.  With respect to each Debt Instrument, the related
          ----------
Mortgage is or creates a valid, subsisting and enforceable lien on the related Mortgaged Property.

     (i)  Validity of Home Loan Documents; Entire Agreement.  Each Debt
          -------------------------------------------------
Instrument and each Mortgage is genuine and each is the legal, valid and binding obligation of the Obligor thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to each Debt Instrument and each Mortgage had legal capacity at the time to enter into the related Home Loan and to execute and deliver such Debt Instrument and Mortgage, and such Debt Instrument and Mortgage have been duly and properly executed by such parties. The Debt Instrument and the Mortgage contain the entire agreement between the related Obligor and the lender and all obligations of the lender under the related Home Loan, and no other agreement defines, modifies, or expands the obligations of the lender under the Home Loan, except for certain assumptions or modifications included in the Indenture Trustee's Home Loan File.

     (j) Full Disbursement of Proceeds.  The proceeds of each Home Loan
          -----------------------------
have been fully disbursed and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing each Home Loan and the recording of the Mortgage have been disbursed. The Obligor is not entitled to any refund of any amounts paid or due under the Debt Instrument or any related Mortgage and any and all requirements set forth in the related Home Loan documents have been complied with.

     (k) Ownership.  Immediately prior to the conveyance thereof to the
          ---------
Seller, the Seller had good and marketable title to each Home Loan, Debt Instrument and Mortgage, the Seller was the sole owner thereof and had full right to sell each Home Loan, Debt Instrument and Mortgage to the Purchaser; and upon the conveyance thereof by the Seller to the Purchaser, the Purchaser became the sole owner of each Home Loan, Debt Instrument and Mortgage free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

     (l) Ownership of Mortgaged Property.  With respect to each Home
          -------------------------------
Loan, the related Servicer's Home Loan File contains a title document reflecting that title to the related Mortgaged Property is held at least 50% by the Obligor under such Home Loan.

     (m) No Defaults.  There is no default, breach, violation or event of
          -----------
acceleration existing under any Mortgage or any Debt Instrument and, to the best of the Seller's knowledge, there is no event which, with the passage of time or with notice and/or the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration and neither the Seller nor its predecessors have waived any such default, breach, violation or event of acceleration, except as set forth in an instrument of waiver, alteration, modification or assumption that is included in the Indenture Trustee's Home Loan File.

     (n) Consent and Delinquency of Superior Lien.  No obligation secured
          ----------------------------------------
by a Superior Lien was more than 30 days past due at the time of origination of the related Home Loan. With respect to each Home Loan that is not a first mortgage loan, either (i) no consent for the Home Loan is required by the holder of the related prior lien or (ii) such consent has been obtained and has been delivered to the Indenture Trustee.

     (o) No Condemnation or Damage; Good Repair.  To the best of the
          --------------------------------------
Seller's knowledge, the physical condition of each Mortgaged Property has not deteriorated since the date of origination of the related Home Loan (normal wear and tear excepted) and there is no proceeding pending for the total or partial condemnation of any Mortgaged Property. To the best of the Seller's knowledge, the related Mortgaged Property described in each Mortgage is free of damage and in good repair or will be free of damage and in good repair following the completion of any improvements or repairs to be financed by the related Home Loan.

     (p) Environmental Compliance.  To the best of the Seller's
          ------------------------
knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

     (q) Mortgage Remedies Adequate.  Each Mortgage contains customary
          --------------------------
and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
(ii) otherwise, by judicial foreclosure.

     (r) Remedies Against Originators.  In the event that any Home Loan
          ----------------------------
was originated by an entity (such entity, the "Originator") other than the Seller and to the extent that the Seller has failed to fulfill or is not capable of fulfilling its obligations to cure, substitute or repurchase such Home Loan as required hereunder, then the Indenture Trustee on behalf of the Securityholders may enforce any remedies for breach of representations and warranties made by the Originator with respect to such Home Loan.

     (s) Security.  No Debt Instrument is, or has been, secured by any
          --------
collateral except the lien of the related Mortgage.

     (t) Deed of Trust.  If a Mortgage for a Home Loan constitutes a deed
          -------------
of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves as such and is named in such Mortgage, or a valid substitution of trustee has been recorded or may be recorded and no extraordinary fees or expenses are, or will become, payable by the Seller to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the related Obligor.

     (u) Use of Proceeds of Combination Loan.  With respect to each
          -----------------------------------
Combination Loan the related Obligor has represented to Purchaser that a portion of the proceeds of such Combination Loan will be used to finance property improvements.

     (v) Inspections of Improvements; and No Encroachment.  To the best
          ------------------------------------------------
of the Seller's knowledge, all inspections, licenses and certificates required to be made, obtained and issued as of the Closing Date with respect to the improvements and the use and occupancy of all occupied portions of all Mortgaged Property have been made, obtained or issued as applicable. To the best of the Seller's knowledge, all improvements which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restrictions lines of the related property and no improvements on adjoining properties encroach upon such property and no improvement located on or being a part of such property is in violation of any applicable zoning laws or regulation.

     (w) Flood Insurance.  If required by federal or state law, each
          ---------------
Mortgaged Property is covered by flood insurance with a standard mortgagee clause and extended coverage in an amount which is not less than the value of such Mortgaged Property. All such insurance policies meet the requirements of the current guidelines of the Federal Insurance Administration, conform to the requirements of the FNMA Sellers' Guide and the FNMA Servicers' Guide, and are of standard type and quality for the locale where the related Mortgaged Property is located. All acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any such insurance policies have been performed including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

     (x) Underwriting Origination and Servicing Practices.  Each Home
          ------------------------------------------------
Loan, other than the Home Loans identified in Exhibit A hereto, has been underwritten or re-underwritten in accordance with the Seller's then-current underwriting guidelines. The origination practices used by each originator of the Home Loans and the servicing and collection practices used by the Seller with respect to each Home Loan have been in all material respects legal, proper, prudent and customary with respect to the loan origination and servicing business as applicable to the respective loan type. To the best of the Seller's knowledge, no fraud or misrepresentation was committed by any Person in connection with the origination or servicing of each Home Loan.

     (y) Selection Criteria; No Bulk Transfer.  The Home Loans were not
          ------------------------------------
selected by the Seller for sale to the Purchaser or the Issuer on any basis intended to adversely affect the Purchaser or the Issuer. The sale, transfer, assignment, conveyance and grant of the Debt Instruments and the Mortgages to the Purchaser are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (z) Treasury Regulation Section301.7701.  On the Closing Date, each
          -----------------------------------
Subsequent Transfer Date and each date of substitution of a Qualified Home Loan, 55% or more (by aggregate principal balance) of the Home Loans do not constitute "real estate mortgages" for the purpose of Treasury Regulation Section301.7701 under the Code. For this purpose a Home Loan does not constitute a "real estate mortgage" if:

          (i) The Home Loan is not secured by an interest in real property, or

          (ii) The Home Loan is not an "obligation principally secured by an interest in real property." For this purpose an obligation is "principally secured by an interest in real property" if it satisfies either the test set out in paragraph (1) or the test set out in paragraph (2) below.

          (1) The 80-percent test. An obligation is principally secured by an interest in real property if the fair market value of the interest in real property securing the obligation

               (A) was at least equal to 80 percent of the adjusted issue price of the obligation at the time the obligation was originated (or, if later, the time the obligation was significantly modified); or

               (B) is at least equal to 80 percent of the adjusted issue price of the obligation on the Closing Date or Subsequent Transfer Date, as applicable.

               For purposes of this paragraph (1), the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the obligation being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested, in each case before the percentages set forth in (1)(A) and (1)(B) are determined. The adjusted issue price of an obligation is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination.

          (2) Alternative test. An obligation is principally secured by an interest in real property if substantially all of the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation. For purposes of this test, loan guarantees made by the United States or any state (or any political subdivision, agency, or instrumentality of the United States or of any state), or other third party credit enhancement are not viewed as additional security for a loan. An obligation is not considered to be secured by property other than real property solely because the obligor is personally liable on the obligation. For this purpose only substantially all of the proceeds of the obligation means more than 66-2/3% of the gross proceeds.

     (aa) No Fraudulent Conveyance.  The Home Loans are not being
          ------------------------
transferred with any intent to hinder, delay or defraud any creditors.

     (ab) Value and Marketability.  To the best of the Seller's knowledge,
          -----------------------
there do not exist any circumstances, conditions or information with respect to the Home Loan, the related Mortgaged Property, the Obligor or the Obligor's credit standing that reasonably can be expected to cause private institutional investors investing in same type of home loan to regard such Home Loan as an unacceptable investment, to increase the likelihood that such Home Loan will become delinquent, or adversely affect the value or marketability of such Home Loan.

     (ac) Terms of Home Loans and Interest Method.  Each Home Loan is a
          ---------------------------------------
fixed rate loan. Each Debt Instrument has an original term to maturity of not less than 24 months nor more than 25 years and three months from the date of origination. Each Debt Instrument is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related Home Loan Interest Rate. No Debt Instrument provides for any extension of the original term. Interest for each Home Loan is calculated at a rate of interest computed by the simple interest method or the actuarial method.

     (ad) Types of Home Loans; Retail Installment Contracts.  Each Home
          -------------------------------------------------
Loan is either (i) a Home Improvement Loan, (ii) a Debt Consolidation Loan, or (iii) a Combination Loan. No Home Loan was originated for the express purpose of purchasing a manufactured home. Some of the Home Loans are retail installment contracts for goods or services, and some of the Home Loans are home improvement loans for goods or services, which are either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Part 433.1.

     (ae) No Buydown, GPM or Shared Appreciation Loans.  No Home Loan
          --------------------------------------------
contains any provisions pursuant to which principal and interest payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Obligor or anyone else on behalf of the Obligor, or paid by any source other than the Obligor. No Home Loan contains any other similar provision which may constitute a "buydown" provision. No Home Loan is a graduated payment mortgage loan. No Home Loan has a shared appreciation or other contingent interest feature.

     (af) No Chattel Paper.  Each Debt Instrument is comprised of one
          ----------------
original promissory note and each such promissory note constitutes an "instrument" for purposes of Section 9-105(1)(i) of the UCC. No Debt Instrument constitutes or is comprised of "chattel paper" as such term is defined in Section 9-105(1)(b) of the UCC. Each Debt Instrument has been delivered to the Indenture Trustee.

     (ag) Description Conforms to Prospectus Supplement.  Each Initial
          ---------------------------------------------
Home Loan conforms, and all Initial Home Loans in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement.

     (ah) Review by the Seller.  In light of the Seller's underwriting
          --------------------
guidelines, the Seller has reviewed all of the documents constituting each Servicer's Home Loan File and each Indenture Trustee's Home Loan File and has made such inquiries as it deems reasonable under the circumstances to make and confirm the accuracy of the representations set forth herein.

     Section 2.  Purchase and Delivery.  In consideration for the sale and
                 ---------------------
transfer of the Home Loans to Purchaser by FFI, and upon transfer of such Home Loans to Purchaser or Purchaser's designee from FFI on the date hereof with respect to the Initial Home Loans, and on the applicable Subsequent Transfer Date with respect to the Subsequent Home Loans, the Purchaser shall pay or cause to be paid to FFI good and valuable consideration (the "Purchase Price") including (without limitation) the net proceeds of (a) the sale of the Asset Backed Securities and (b) certain residual classes of securities subordinate to the Asset Backed Securities. The transfer of funds from Purchaser to FFI for the Purchase Price for all Home Loans purchased shall be made by wire transfer of immediately available funds to the bank account designated by FFI, or by other method as such parties shall agree.

     On the date hereof with respect to the Initial Home Loans, and on the applicable Subsequent Transfer Date with respect to the Subsequent Home Loans, FFI shall transfer, assign and convey to Purchaser all of FFI's right, title and interest in and to each Home Loan and the related Home Loan File, free and clear of any adverse claims, rights or interests therein. FFI shall, or shall cause its agent to, deliver to Purchaser or Purchaser's designee the related Home Loan File.

     On the date hereof with respect to the Initial Home Loans, and on the Subsequent Transfer Date with respect to the Subsequent Home Loans, FFI shall promptly transfer to Purchaser or its designee good title to the related Mortgage, if applicable, pursuant to an Assignment of Mortgage and legal title to the related Debt Instrument pursuant to the endorsement thereof in the name of the Purchaser or its designee; provided that such Assignment of Mortgage, if applicable, and endorsement of such Debt Instrument shall be prepared and executed in the manner as specified in writing by the Purchaser. FFI shall provide to Purchaser, at FFI's cost, a duly executed Assignment of Mortgage, if applicable, and a blank endorsement of the related Debt Instrument. Purchaser shall bear the cost and expense of completing and recording such Assignment of Mortgage, if applicable, and completing the endorsement of such Debt Instrument to the Purchaser or its designee.

     Section 3.     Sale Treatment.  It is the express intent of the
                    --------------
parties hereto that the conveyance of the Home Loans by FFI to the Purchaser as contemplated by this Agreement be, and be treated as, an absolute transfer and conveyance of all of FFI's right, title, ownership and other interest in the Home Loans. In the event that, notwithstanding the intent of the parties, the Home Loans are held by a court to be the property of FFI, then
(i) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (ii) the transfer of the Home Loans provided for herein shall be deemed to be a grant by FFI to the Purchaser of a security interest (and/or an assignment of any security interest that FFI may hold) in all of the FFI's right, title, ownership and other interest in and to the Home Loans and all amounts payable to the holders of the Home Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Home Loans and proceeds thereof;
(iii) the possession by the Purchaser or the Indenture Trustee of the Debt Instruments and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 (or comparable provision) of the applicable Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Sale and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. FFI and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Home Loans, such security interest would be deemed to be a perfected first priority security interest under applicable law and will be maintained as such throughout the term of the Sale and Servicing Agreement.

     Section 4.     Binding Effect.  This Agreement shall be binding upon
                    --------------
and inure to the benefit of the successors and assigns of the Purchaser and FFI, respectively.

     Section 5.     Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY
                    -------------
AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN SUCH STATE.

     Section 6.     Capitalized Terms.  Capitalized terms used and not
                    -----------------
otherwise defined herein have the meanings assigned to such terms in the Sale and Servicing Agreement dated as of November 1, 1997, by and among FFI, as Transferor and Servicer, the Purchaser, as Seller, FIRSTPLUS Home Loan
Trust 1997-4, as Issuer and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee.

     IN WITNESS WHEREOF, the undersigned Purchaser and FFI have executed this Loan Sale Agreement as of the date first above written.


FIRSTPLUS FINANCIAL, INC.,
as Seller



By:   /s/   Lee F. Reddin
   -----------------------------------------------------------------------
     Name:  Lee F. Reddin
     Title: Vice President


FIRSTPLUS INVESTMENT CORPORATION,
as Purchaser



By:   /s/   Lee F. Reddin
   -----------------------------------------------------
    Name:   Lee F. Reddin
     Title: Vice President